UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 19, 2005

BF ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

              Delaware                                          0-15932                                            94-3038456

    (State or other jurisdiction                        (Commission                          (IRS Employer
of Incorporation)                                    File Number)                                  Identification No.)

100 Bush Street, Suite 1250, San Francisco, California 94104

  (Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (415) 989-6580

Not Applicable

(Former name or former address, if changed since last report)

BF ENTERPRISES, INC.

FORM 8-K

CURRENT REPORT

Item 2.02    Results of Operations and Financial Condition.

On April 19, 2005, BF Enterprises, Inc. issued an earnings press release for the quarter and year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits.

Exhibit  99.1     BF Enterprises, Inc.'s Press Release dated April 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BF ENTERPRISES, INC.

Date: April 19, 2005	By:	/s/ S. Douglas Post
Name: S. Douglas Post
Title: Chief Financial Officer, Vice President, Treasurer and Controller

BF ENTERPRISES, INC.

Current Report on Form 8-K

Exhibit Index

Exhibit No.     Description

99.1           BF Enterprises, Inc.'s Press Release dated April 19, 2005.